                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 2003

                     National City Credit Card Master Trust
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          United States              000-26342                   N/A
----------------------------- ------------------------  ----------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                  Identification Number)


          1900 East 9th Street
            Cleveland, Ohio                                           44114-3484
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (216) 222-2000

                                       N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events


The Registrant is filing this 8-K/A report to amend the following information included in Exhibit 20.1 Series 2000-1 Monthly Certificateholders' Statement dated October 10, 2003: Section B, Lines 8(a), 12(b), Class A Available Funds;
Exhibit 20.2 Series 2001-1 Monthly Certificateholders' Statement dated
October 10, 2003: Section B, Lines 8(a), 12(b), Class A Available Funds;
Exhibit 20.3 Series 2002-1 Monthly Certificateholders' Statement dated
October 10, 2003: Section B, Lines 8(a), 12(b), Class A Available Funds.

Item 7.  Financial Statements and Exhibits.

    (a)  Financial statements of businesses acquired.

         Not applicable

    (b)  Pro forma financial information

         Not applicable

    (c)  Exhibit

         The following is filed herewith. The exhibit numbers correspond with
         Item 601 of Regulation S-K.

Exhibit No.                 Description
-----------                 -----------
20.1                        Series 2000-1 Monthly Certificateholders' Statement dated October 10, 2003

20.2                        Series 2001-1 Monthly Certificateholders' Statement dated October 10, 2003

20.3                        Series 2002-1 Monthly Certificateholders' Statement dated October 10, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              National City Bank, as Servicer of
                              National City Credit Card Master Trust

                                        By: /s/ William F. Smith
Dated: March 12, 2004                      -------------------------------------
                                           Name:   William F. Smith
                                           Title:  Executive Vice President
                                                   Credit Card Finance

                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------
20.1               Series 2000-1 Monthly Certificateholders' Statement dated October 10, 2003

20.2               Series 2001-1 Monthly Certificateholders' Statement dated October 10, 2003

20.3               Series 2002-1 Monthly Certificateholders' Statement dated October 10, 2003